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                                                                   Exhibit 23(a)





                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated May 16, 1997, included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File Nos. 33-43100, 33-43101, 33-60318 and 333-20255.




ARTHUR ANDERSEN LLP





Washington, DC
June 25, 1997